UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

                                                           Penge Corp.

(Exact Name of Registrant as Specified in its Charter)

                                                                                Delaware                                   000-52180                                71-0895709

                                                                                            (State or other jurisdiction of                                     (Commission                                           (IRS Employer

                                                                                             incorporation or organization)                                   File Number)                                          Identification No.)

                                                                                                                         1501 North Fairgrounds

                                                                                                                              Midland, Texas

                                                                                                                                      79705

                                                                                                                                                           (Address of Principal Executive Offices)

                                                                                                                                                                                 (Zip Code)

                                                                                                                                                                  Registrant's Telephone Number, Including Area Code:

                                                                                                                                            (423) 683-8800

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written  communications  pursuant to Rule 425 under the  Securities Act

 (17 CFR 230.425)

[ ]      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the

         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the

         Exchange Act (17 CFR 240.13e-4(c)

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 1, 2007, Penge Corp (the “Company”), closed the doors of business on the Texas Landscape Center, Inc. facility in Odessa, Texas and is currently using the facility as a temporary growing operation.

On October 2, 2007, Penge Corp (the “Company”), disposed of the approximately 17-acre agricultural property in Montogomery, Texas by returning the parcel to the note holder, Preston and Shirley Franks, DBA Sampres Tree Farm. The note had a principal balance of $262,808 and an interest balance of $7,905 for a total of $270,713 as of May 2, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Press Release from the Company dated October 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penge Corp.

Dated:  October 8, 2007

By /s/ Kirk Fischer

     Kirk Fischer

     Chief Executive Officer